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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Randall L. Herrel, Sr., in my capacity as Chairman, President and Chief Executive Officer of Ashworth, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. the Annual Report of the Registrant, on Form 10-K for the year ended October 31, 2003 to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  January 29, 2004         /s/Randall L. Herrel, Sr.
                                 -------------------------
                                 Randall L. Herrel, Sr.
                                 Chairman, President and Chief Executive Officer